EARNINGS ANNOUNCEMENT
                                Denver - Colorado
                                August 1st, 2005
                              For Immediate Release

                 SECOND QUARTER DILUTED EARNINGS PER SHARE $0.39
             AFTER SETTLING LITIGATION AT A COST OF $0.06 PER SHARE

MacDermid, Incorporated a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and graphic arts industries (NYSE: MRD) today reported second quarter sales of $ 178.3 million, an 8.0% increase over the same period in 2004. Sales for the six months ended June 30th were $348.5 million, or 6.6% above the same period in 2005. Revenues reflected strong demand in its Advanced Surface Finishing business in Asia, and sales from the recent acquisition of Autotype.

Diluted earnings per share for the quarter of $0.39 were $0.04 less than the $0.43 per share from continuing operations in 2004. Diluted earnings per share for the six-month period were $0.77, or $0.08 less than the same period last year. Earnings were negatively impacted this quarter by litigation settlement of $0.06 per share. Autotype earned $0.01 per share for the three weeks of operations, which was offset by purchase accounting adjustments of approximately the same amount. Earnings for the quarter of $11.9 million were 10.9% less than a year ago, and year to date earnings of $23.7 million are 9.8% less than the same period last year for these same reasons.

The effective tax rate at 29% for the year to date reflects the change in the cash repatriation plan as a result of the Autotype acquisition. Rather than repatriating cash from Europe in the year, the cash was used to acquire Autotype, thereby decreasing the tax rate from 32.5% in the first quarter to a year to date rate of 29%.

Owner Earnings, a measure of free cash flow (defined below and shown in BOLD in the attached Condensed Consolidated Summary of Cash Flows), were $ 20.8 million for the quarter ended June 30 2005, due to improved working capital from March 2005. Cash retained as of June 30, 2005 is $70.1 million.

ADVANCED  SURFACE  FINISHING  (ASF)  SEGMENT

Sales in our ASF segment for the quarter increased by $7.0 million or 7.2%. Sales for the six months ended June 30th increased by $12.6 million, or 6.6%. Gross profit for both the quarter and year to date are down by 2 percentage points primarily due to increased raw material costs and higher overhead costs in percentage terms due to lower volumes. Operating profit was up for the quarter in dollar terms, but flat year to date.


PRINTING  SOLUTIONS  SEGMENT

The Printing Solutions business increased sales by $6.3 million, or 9.1% for the quarter, and $8.8 million, or 6.5% year to date. Operating profit declined by 37% in the quarter, when compared to last year. The entire increase in sales is due to Colorspan and Autotype.

Gross profit in dollar terms was flat to last year. The lower gross profit percentage is as a result of higher overhead costs on flat sales (with the exception of Colorspan), as well as the inherently lower gross profit percentage of Colorspan.

Operating expenses in Printing Solutions were higher than the prior year due primarily to the $2.5 million litigation expense, increased R & D expenditure, direct selling staff in Packaging in North America and higher costs at Colorspan in order to support the increased level of business.

Dan Leever Chairman and CEO said "This quarter was mixed between good strategic outcomes and continuing disappointing performance, especially from Printing Solutions in the Americas and Europe. Most of Europe experienced macroeconomic head winds. These difficulties were magnified in the Printing Solutions business in Europe which is strategically poorly positioned. Printing Solutions Americas continued to show poor results primarily due disappointing short term results from our direct marketing effort. We continue to believe this was the correct long-term move. These results were somewhat offset by outstanding performance from ColorSpan showing the vindication of our patience while that business was turned around in the last two years.

The Advanced Surface Finishing business performed well. Difficult market conditions in the Americas and Europe were offset by excellent market conditions in Asia.

As previously discussed we are investing in R&D and market development. These expenditures will not produce an immediate return. We continue to believe these are high returning investments, although they hurt in the short term.

We settled a lawsuit that was a result of a very poorly executed contract with a supplier of Polyfibron prior to our acquisition. It was a cost that could have and should have been avoided. Nevertheless we felt it best to settle to avoid any uncertainty surrounding a trial scheduled to commence this fall.

We commissioned our new flagship China facility in Suzhou near Shanghai this quarter. It is a world class asset that will lead our continuing growth in this highly strategic market.

We closed the Autotype acquisition in the quarter. Early indications are very exciting as the growth opportunities are pursued. Additional strategic investments are being worked as we emphasize a more aggressive growth strategy."



NOTE:
Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. EBITDA comprises Earnings before Interest, Taxation, Depreciation and Amortization. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.

Website:  http://www.macdermid.com
          ------------------------


                         MACDERMID,  INCORPORATED

                         NYSE  -  MRD
                         CUSIP  554273  10  2

  AUGUST  1ST,  2005

THIS REPORT AND OTHER CORPORATION REPORTS AND STATEMENTS DESCRIBE MANY OF THE POSITIVE FACTORS AFFECTING THE CORPORATION'S FUTURE BUSINESS PROSPECTS. INVESTORS SHOULD ALSO BE AWARE OF FACTORS THAT COULD HAVE A NEGATIVE IMPACT ON THOSE PROSPECTS. THESE INCLUDE POLITICAL, ECONOMIC OR OTHER CONDITIONS SUCH AS CURRENCY EXCHANGE RATES, INFLATION RATES, RECESSIONARY OR EXPANSIVE TRENDS, TAXES AND REGULATIONS AND LAWS AFFECTING THE BUSINESS; COMPETITIVE PRODUCTS, ADVERTISING, PROMOTIONAL AND PRICING ACTIVITY; THE DEGREE OF ACCEPTANCE OF NEW PRODUCT INTRODUCTIONS IN THE MARKETPLACE; TECHNICAL DIFFICULTIES WHICH MAY ARISE WITH NEW PRODUCT INTRODUCTIONS; AND THE DIFFICULTY OF FORECASTING SALES AT CERTAIN TIMES IN CERTAIN MARKETS.




                                             MACDERMID, INCORPORATED
                                   CONDENSED CONSOLIDATED SUMMARY OF EARNINGS
                                                   (Unaudited)
                                $ in thousands, except share and per share amounts


                                                       Three Months Ended                 Six Months Ended
                                                      --------------------               ------------------
                                                 June 30th            June 30th        June 30th     June 30th
                                                    2005                 2004             2005          2004
                                            --------------------  ------------------  ------------  ------------
Proprietary sales. . . . . . . . . . . . .  $           169,273   $         154,953   $   329,458   $   307,152
Other sales. . . . . . . . . . . . . . . .                9,008              10,100        19,070        19,913
                                            --------------------  ------------------  ------------  ------------
Total net sales. . . . . . . . . . . . . .  $           178,281   $         165,053   $   348,528   $   327,065
                                            --------------------  ------------------  ------------  ------------
Gross margin . . . . . . . . . . . . . . .               80,026              78,074       157,679       155,600
  GM % . . . . . . . . . . . . . . . . . .                 44.9%               47.3%         45.2%         47.6%

Selling, technical and administrative. . .               49,521              46,227        96,191        91,587
Research and development . . . . . . . . .                6,509               5,196        13,041        10,553
In Process R&D . . . . . . . . . . . . . .                  386                   0           386
                                            --------------------  ------------------  ------------  ------------
Operating profit . . . . . . . . . . . . .               23,610              26,651        48,061        53,460

Other income (expense), net. . . . . . . .                 (622)                697          (592)          439
Interest (expense), net. . . . . . . . . .               (7,049)             (7,664)      (14,071)      (15,255)
                                            --------------------  ------------------  ------------  ------------

Earnings before income taxes . . . . . . .               15,939              19,684        33,398        38,644
Income tax (expense) . . . . . . . . . . .               (4,011)             (6,299)       (9,685)      (12,366)
                                            --------------------  ------------------  ------------  ------------
Net earnings . . . . . . . . . . . . . . .  $            11,928   $          13,385   $    23,713   $    26,278
                                            ====================  ==================  ============  ============

Diluted earnings per share . . . . . . . .  $              0.39   $            0.43   $      0.77   $      0.85
                                            ====================  ==================  ============  ============

Diluted average common shares outstanding.           30,787,829          31,014,374    30,799,337    31,028,527
                                            ====================  ==================  ============  ============


                                MACDERMID, INCORPORATED
                              SALES AND MARGINS BY REGION
                                     $ in thousands


                                 Three Months Ended               Six Months Ended
                                --------------------             ------------------
                          June 30th            June 30th        June 30th    June 30th
                             2005                 2004            2005         2004
                     --------------------  ------------------  -----------  -----------
AMERICAS
Total net sales . .  $            71,912   $          68,941   $  139,404   $  134,617
Operating profit. .  $             7,441   $          12,160   $   16,416   $   23,690
OP %. . . . . . . .                10.3%               17.6%        11.8%        17.6%

EUROPE
Total net sales . .  $            62,731   $          58,779   $  125,241   $  120,568
Operating profit. .  $             7,503   $           6,991   $   16,220   $   15,029
OP %. . . . . . . .                12.0%               11.9%        13.0%        12.5%

ASIA
Total net sales . .  $            43,638   $          37,333   $   83,883   $   71,880
Operating profit. .  $             8,666   $           7,500   $   15,425   $   14,741
OP %. . . . . . . .                19.9%               20.1%        18.4%        20.5%

CONSOLIDATED TOTAL
Total net sales . .  $           178,281   $         165,053   $  348,528   $  327,065
Operating profit. .  $            23,610   $          26,651   $   48,061   $   53,460
OP %. . . . . . . .                13.2%               16.1%        13.8%        16.3%



                                    MACDERMID, INCORPORATED
                                   SALES AND MARGINS BY GROUP
                                         $ in thousands


                                         Three Months Ended               Six Months Ended
                                        --------------------             ------------------
                                  June 30th            June 30th        June 30th    June 30th
                                     2005                 2004            2005         2004
                             --------------------  ------------------  -----------  -----------
ADVANCED SURFACE FINISHING
Total net sales . . . . . .  $           103,333   $          96,376   $  202,474   $  189,864
Operating profit. . . . . .  $            16,705   $          15,729   $   30,840   $   30,466
OP %. . . . . . . . . . . .                16.2%               16.3%        15.2%        16.0%

PRINTING SOLUTIONS
Total net sales . . . . . .  $            74,948   $          68,677   $  146,054   $  137,201
Operating profit. . . . . .  $             6,905   $          10,922   $   17,221   $   22,994
OP %. . . . . . . . . . . .                 9.2%               15.9%        11.8%        16.8%

CONSOLIDATED TOTAL
Total net sales . . . . . .  $           178,281   $         165,053   $  348,528   $  327,065
Operating profit. . . . . .  $            23,610   $          26,651   $   48,061   $   53,460
OP %. . . . . . . . . . . .                13.2%               16.1%        13.8%        16.3%









                             MACDERMID, INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 $ in thousands

                                            June 30th    Dec. 31st
                                              2005         2004
                                           -----------  -----------
                                           (Unaudited)
Cash and cash equivalents . . . . . . . .  $   70,114   $  137,829
Accounts receivable, net. . . . . . . . .     157,335      142,455
Inventories, net. . . . . . . . . . . . .     100,079       80,445
Other current assets. . . . . . . . . . .      29,790       28,486
                                           -----------  -----------
   Current Assets . . . . . . . . . . . .     357,318      389,215

Property, plant & equipment, net. . . . .     123,731      110,463
Goodwill. . . . . . . . . . . . . . . . .     244,348      194,287
Intangibles . . . . . . . . . . . . . . .      32,971       28,434
Other assets, net . . . . . . . . . . . .      45,388       51,320
                                           -----------  -----------
   Total assets . . . . . . . . . . . . .  $  803,756   $  773,719
                                           ===========  ===========

Payables and accruals . . . . . . . . . .  $  141,373   $  128,359
Short-term debt . . . . . . . . . . . . .      11,539          753
                                           -----------  -----------
   Current Liabilities. . . . . . . . . .     152,912      129,112

Long-term debt. . . . . . . . . . . . . .     300,839      301,077
Other long-term liabilities . . . . . . .      37,923       39,499
                                           -----------  -----------
   Total Liabilities. . . . . . . . . . .     491,674      469,688

Shareholders' equity. . . . . . . . . . .     312,082      304,031
                                           -----------  -----------
Total liabilities & shareholders' equity.  $  803,756   $  773,719
                                           ===========  ===========

Debt to total capital . . . . . . . . . .          50%          50%
-----------------------------------------  -----------  -----------

                                             MACDERMID, INCORPORATED
                                  CONDENSED CONSOLIDATED SUMMARY OF CASH FLOWS
                                                   (Unaudited)
                                                 $ in thousands

                                                         Three Months Ended                Six Months Ended
                                                        --------------------              ------------------
                                                   June 30th            June 30th        June 30th    June 30th
                                                      2005                 2004            2005         2004
                                              --------------------  ------------------  -----------  -----------
Net earnings . . . . . . . . . . . . . . . .  $            11,928   $          13,385   $   23,713   $   26,278

Depreciation . . . . . . . . . . . . . . . .                3,771               3,989        7,617        8,114
Amortization . . . . . . . . . . . . . . . .                  897                 717        1,788        1,451
Provision for bad debt . . . . . . . . . . .                  221                 908          738        1,507
Stock compensation expense . . . . . . . . .                1,873               1,472        4,050        3,032
Deferred taxes . . . . . . . . . . . . . . .                  462                 277          625          128
In process R&D . . . . . . . . . . . . . . .                  386                   -          386            -
Working capital changes. . . . . . . . . . .                5,307               7,405      (12,049)      (6,380)
                                              --------------------  ------------------  -----------  -----------
Cash from operations . . . . . . . . . . . .               24,845              28,153       26,868       34,130

Capital spending, net. . . . . . . . . . . .               (4,058)             (1,662)      (7,048)      (2,444)

                                              --------------------  ------------------  -----------  -----------
OWNER EARNINGS** . . . . . . . . . . . . . .               20,787              26,491       19,820       31,686

Acquisition of business. . . . . . . . . . .              (89,270)                  -      (89,270)
Dividends paid . . . . . . . . . . . . . . .               (1,819)             (1,212)      (3,031)      (1,212)
Increase/(decrease) in debt. . . . . . . . .               10,719                (418)      10,657         (740)
Treasury shares. . . . . . . . . . . . . . .                    -                   -           33           31
Other. . . . . . . . . . . . . . . . . . . .               (4,044)               (501)      (5,924)        (140)
                                              --------------------  ------------------  -----------  -----------

Increase/(decrease) in cash. . . . . . . . .  $           (63,627)  $          24,360   $  (67,715)  $   29,625
                                              ====================  ==================  ===========  ===========
**Note:  Pro forma owner earnings
      adjusted for semi-annual bond interest
       payments would have been as follows:.  $            13,887   $          19,591   $   19,820   $   31,686
                                              ====================  ==================  ===========  ===========



MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION


Gross Profit Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)                                                                      Three Months Ended
                                                                                   --------------------
                                                                   Sep-03     Dec-03     Mar-04     Jun-04     Sep-04
                                                                  ---------  ---------  ---------  ---------  ---------
Net Sales as reported. . . . . . . . . . . . . . . . . . . . . .  $149,657   $162,106   $162,012   $165,053   $161,585
                                                                  ---------  ---------  ---------  ---------  ---------

Gross Profit as reported . . . . . . . . . . . . . . . . . . . .  $ 69,916   $ 74,363   $ 77,526   $ 78,074   $ 76,375
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .         -          -          -          -          -
                                                                  ---------  ---------  ---------  ---------  ---------
Gross Profit Before Special Charges. . . . . . . . . . . . . . .  $ 69,916   $ 74,363   $ 77,526   $ 78,074   $ 76,375
                                                                  ---------  ---------  ---------  ---------  ---------

GP % Before Special Charges. . . . . . . . . . . . . . . . . . .     46.7%      45.9%      47.9%      47.3%      47.3%



Operating Profit Before Amortization and Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)                                                                      Three Months Ended
                                                                                   --------------------
                                                                   Sep-03     Dec-03     Mar-04     Jun-04     Sep-04
                                                                  ---------  ---------  ---------  ---------  ---------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $149,657   $162,106   $162,012   $165,053   $161,585
                                                                  ---------  ---------  ---------  ---------  ---------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $ 25,611   $ 27,689   $ 26,551   $ 27,348   $ 25,838

Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .    (2,833)    (1,142)       258       (697)       (92)
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .         -          -          -          -          -
                                                                  ---------  ---------  ---------  ---------  ---------
Operating Profit Before Special Charges. . . . . . . . . . . . .  $ 22,778   $ 26,547   $ 26,809   $ 26,651   $ 25,746
                                                                  =========  =========  =========  =========  =========

% OP Before Special Charges to Net Sales . . . . . . . . . . . .     15.2%      16.4%      16.5%      16.1%      15.9%


(a)  as  a  result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude  the  results  now  reflected  as  Discontinued  Operations.

(b)  "Gross  Profit  Before  Special  Charges" and "Operating Profit Special Charges" are not intended to represent Net
Earnings  as  defined  by  Generally
Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings as an indicator of  operating  performance  and  may  not  be
comparable  to  similarly titled measures used by other entities. Management believes that these measurements portray a meaningful  measure  of  past  operating
performance  and believes these measurements play an important factor toward the growth of shareholder value over time.




MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION



Gross Profit Before Special Charges (a) (b)
----------------------------------------------------------------                                     Year       Year
(In thousands)                                                          Three Months Ended           Ended      Ended
                                                                       --------------------         -------    -------
                                                                   Dec-04     Mar-05     Jun-05      Dec-03     Dec-04
                                                                  ---------  ---------  ---------  ---------  ---------
Net Sales as reported. . . . . . . . . . . . . . . . . . . . . .  $172,135   $170,247   $178,281   $619,886   $660,785
                                                                  ---------  ---------  ---------  ---------  ---------

Gross Profit as reported . . . . . . . . . . . . . . . . . . . .  $ 81,266   $ 77,653   $ 80,026   $290,615   $313,241
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .         -          -        117          -          -
                                                                  ---------  ---------  ---------  ---------  ---------
Gross Profit Before Special Charges. . . . . . . . . . . . . . .  $ 81,266   $ 77,653   $ 80,143   $290,615   $313,241
                                                                  ---------  ---------  ---------  ---------  ---------

GP % Before Special Charges. . . . . . . . . . . . . . . . . . .     47.2%      45.6%      45.0%      46.9%      47.4%



Operating Profit Before Amortization and Special Charges (a) (b)
----------------------------------------------------------------                                     Year       Year
(In thousands)                                                          Three Months Ended           Ended      Ended
                                                                       --------------------         -------    -------
                                                                   Dec-04     Mar-05     Jun-05      Dec-03     Dec-04
                                                                  ---------  ---------  ---------  ---------  ---------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $172,135   $170,247   $178,281   $619,886   $660,785
                                                                  ---------  ---------  ---------  ---------  ---------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $ 27,615   $ 24,481   $ 22,988   $103,464   $107,352

Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .    (1,411)       (30)       622     (4,314)    (1,942)
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .         -          -        503          -          -

Operating Profit Before Special Charges. . . . . . . . . . . . .  $ 26,204   $ 24,451   $ 24,113   $ 99,150   $105,410
                                                                  =========  =========  =========  =========  =========

% OP Before Special Charges to Net Sales . . . . . . . . . . . .     15.2%      14.4%      13.5%      16.0%      16.0%


(a)  as  a  result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude  the  results  now  reflected  as  Discontinued  Operations.

(b)  "Gross  Profit  Before  Special  Charges" and "Operating Profit Special Charges" are not intended to represent Net
Earnings  as  defined  by  Generally
Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings as an indicator of  operating  performance  and  may  not  be
comparable  to  similarly titled measures used by other entities. Management believes that these measurements portray a meaningful  measure  of  past  operating
performance  and believes these measurements play an important factor toward the growth of shareholder value over time.



MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION


EPS from Continuing Operations Before Special Charges and Stock Compensation (a)(b)
------------------------------------------------------------------------------------
(In thousands, except share and per share amounts)                                   Three Months Ended
                                                                                    --------------------
                                                               Sep-03        Dec-03       Mar-04        Jun-04       Sep-04
                                                            ------------  ------------  -----------  ------------  -----------
Net Income (Loss) as reported. . . . . . . . . . . . . . .  $    13,441   $    19,289   $    12,893  $    13,385   $    12,043
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes . . . . . . . . . . . .           66         5,632             -            -             -
                                                            ------------  ------------  -----------  ------------  -----------
Income (Loss) from Continuing Operations . . . . . . . . .       13,375        13,657        12,893       13,385        12,043

Change in accounting method. . . . . . . . . . . . . . . .       (1,014)            -             -            -             -
SFAS 150 gain on stock call option . . . . . . . . . . . .       (2,214)            -             -            -             -
Cost of sales impact of acquisition inventory adj. . . . .            -             -             -            -             -
Write-off of In process R&D. . . . . . . . . . . . . . . .            -             -             -            -             -
                                                            ------------  ------------  -----------  ------------  -----------
    Total Special Charges (Income) . . . . . . . . . . . .       (3,228)            -             -            -             -

    After Tax Effect of Special Charges (Income) . . . . .       (2,520)            -             -            -             -
                                                            ------------  ------------  -----------  ------------  -----------
Net Income from Continuing Operations Before
   Tax Effected Special Charges. . . . . . . . . . . . . .  $    10,855   $    13,657   $    12,893  $    13,385   $    12,043
                                                            ============  ============  ===========  ============  ===========

    Stock Compensation Expense . . . . . . . . . . . . . .          915         1,119         1,560        1,472         1,351
    After Tax Effect Stock Compensation Expense. . . . . .          622           761         1,061        1,001           905
                                                            ------------  ------------  -----------  ------------  -----------
Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation. . . . . . .  $    11,477   $    14,418   $    13,954  $    14,386   $    12,948
                                                            ============  ============  ===========  ============  ===========
Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges. . . . . . . . . . .  $      0.36   $      0.45   $      0.42  $      0.43   $      0.39
                                                            ============  ============  ===========  ============  ===========
Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation. . . . . . . . . . . . . . . . . . . . . .  $      0.38   $      0.47   $      0.45  $      0.46   $      0.42
                                                            ============  ============  ===========  ============  ===========

Diluted Average Common Shares Outstanding. . . . . . . . .   31,059,431    30,501,615    31,041,763   31,014,374    30,988,259
                                                            ------------  ------------  -----------  ------------  -----------


EBITDA from Continuing Operations Before Special Charges (a)(b)
----------------------------------------------------------------
(In thousands)                                                                       Three Months Ended
                                                                                    --------------------
                                                               Sep-03        Dec-03       Mar-04        Jun-04       Sep-04
                                                            ------------  ------------  -----------  ------------  -----------

Earnings Before Interest and Taxes . . . . . . . . . . . .  $    25,611   $    27,689   $    26,551  $    27,348   $    25,838

SFAS 150 gain on stock call option . . . . . . . . . . . .       (2,214)            -             -            -             -
Cost of sales impact of acquisition inventory adj. . . . .            -             -             -            -             -
Write-off of In Process R&D. . . . . . . . . . . . . . . .            -             -             -            -             -
                                                            ------------  ------------  -----------  ------------  -----------
        Total Special Charges. . . . . . . . . . . . . . .       (2,214)            -             -            -             -


Amortization . . . . . . . . . . . . . . . . . . . . . . .          792           889           734          717           708
Depreciation . . . . . . . . . . . . . . . . . . . . . . .        3,874         3,976         4,125        3,989         3,897
                                                            ------------  ------------  -----------  ------------  -----------
EBITDA from Continuing Operations Before
   Special Charges . . . . . . . . . . . . . . . . . . . .  $    28,063   $    32,554   $    31,410  $    32,054   $    30,443
                                                            ============  ============  ===========  ============  ===========

Owners Earnings (b)
--------------------
(In thousands)                                                                       Three Months Ended
                                                                                    --------------------
                                                               Sep-03        Dec-03       Mar-04        Jun-04       Sep-04
                                                            ------------  ------------  -----------  ------------  -----------

Net cash flow provided by operating activities . . . . . .  $    17,249   $    29,158   $     5,977  $    28,153   $    22,978

Capital expenditures, net. . . . . . . . . . . . . . . . .        2,790         5,213           782        1,662           768
                                                            ------------  ------------  -----------  ------------  -----------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $    14,459   $    23,945   $     5,195  $    26,491   $    22,210
                                                            ============  ============  ===========  ============  ===========


Adjustment for Bond Interest assumed to be paid quarterly
-----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $    14,459   $    23,945   $     5,195  $    26,491   $    22,210
Assumed if Bond Interest was paid quarterly. . . . . . . .        6,900        (6,900)        6,900       (6,900)        6,900
                                                            ------------  ------------  -----------  ------------  -----------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $    21,359   $    17,045   $    12,095  $    19,591   $    29,110
                                                            ============  ============  ===========  ============  ===========

(a)  as  a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before
Special  Charges"  and  "Owners  Earnings"  are  not intended to represent Net Earnings (loss) or Net Cash Flow From Operating
Activities  as  defined  by Generally Accepted Accounting Principles.  These measurements should not be used as an alternative to  Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to  similarly  titled  measures  used  by  other  entities.  Management  believes that these measurements portray a meaningful measure  of  past  operating  performance  and  believes  these  measurements  play  an  important factor toward the growth of shareholder  value  over  time.


MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION



EPS from Continuing Operations Before Special Charges and Stock Compensation (a)(b)
-------------------------------------------------------------------------------------                    Year         Year
(In thousands, except share and per share amounts)                      Three Months Ended               Ended        Ended
                                                                       --------------------             -------      -------
                                                               Dec-04        Mar-05        Jun-05        Dec-03       Dec-04
                                                            ------------  ------------  ------------  ------------  -----------
Net Income (Loss) as reported. . . . . . . . . . . . . . .  $    14,903   $    11,785   $    11,928   $    56,426   $    53,224
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes . . . . . . . . . . . .            -             -             -         5,592             -
                                                            ------------  ------------  ------------  ------------  -----------
Income (Loss) from Continuing Operations . . . . . . . . .       14,903        11,785        11,928        50,834        53,224

Change in accounting method. . . . . . . . . . . . . . . .            -             -             -        (1,014)            -
SFAS 150 gain on stock call option . . . . . . . . . . . .            -             -             -        (2,214)            -
Cost of sales impact of acquisition inventory adj. . . . .            -             -          (117)            -             -
Write-off of In process R&D. . . . . . . . . . . . . . . .            -             -          (386)            -             -
                                                            ------------  ------------  ------------  ------------  -----------
    Total Special Charges (Income) . . . . . . . . . . . .            -             -          (503)       (3,228)            -

    After Tax Effect of Special Charges (Income) . . . . .            -             -          (357)       (2,520)            -
                                                            ------------  ------------  ------------  ------------  -----------

Net Income from Continuing Operations Before
   Tax Effected Special Charges. . . . . . . . . . . . . .  $    14,903   $    11,785   $    11,571   $    48,314   $    53,224
                                                            ============  ============  ============  ============  ===========

    Stock Compensation Expense . . . . . . . . . . . . . .        2,112         2,177         1,873         4,219         6,495
    After Tax Effect Stock Compensation Expense. . . . . .        1,415         1,361         1,330         2,869         4,382
                                                            ------------  ------------  ------------  ------------  -----------

Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation. . . . . . .  $    16,318   $    13,146   $    12,901   $    51,183   $    57,606
                                                            ============  ============  ============  ============  ===========

Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges. . . . . . . . . . .  $      0.48   $      0.38   $      0.38   $      1.55   $      1.72
                                                            ============  ============  ============  ============  ===========

Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation. . . . . . . . . . . . . . . . . . . . . .  $      0.53   $      0.43   $      0.42   $      1.63   $      1.86
                                                            ============  ============  ============  ============  ===========

Diluted Average Common Shares Outstanding. . . . . . . . .   30,794,808    30,809,620    30,787,829    31,430,398    30,961,108
                                                            ------------  ------------  ------------  ------------  -----------

EBITDA from Continuing Operations Before Special Charges (a)(b)
----------------------------------------------------------------                                         Year         Year
(In thousands)                                                          Three Months Ended               Ended        Ended
                                                                       --------------------             -------      -------
                                                               Dec-04        Mar-05        Jun-05        Dec-03       Dec-04
                                                            ------------  ------------  ------------  ------------  -----------

Earnings Before Interest and Taxes . . . . . . . . . . . .  $    27,615   $    24,481   $    22,988   $   103,464   $   107,352

SFAS 150 gain on stock call option . . . . . . . . . . . .            -             -             -        (2,214)            -
Cost of sales impact of acquisition inventory adj. . . . .            -             -          (117)            -             -
Write-off of In Process R&D. . . . . . . . . . . . . . . .            -             -          (386)            -             -
                                                            ------------  ------------  ------------  ------------  -----------
        Total Special Charges. . . . . . . . . . . . . . .            -             -          (503)       (2,214)            -


Amortization . . . . . . . . . . . . . . . . . . . . . . .          850           891           897         3,301         3,009
Depreciation . . . . . . . . . . . . . . . . . . . . . . .        4,137         3,846         3,771        15,793        16,148
                                                            ------------  ------------  ------------  ------------  -----------
EBITDA from Continuing Operations Before
   Special Charges . . . . . . . . . . . . . . . . . . . .  $    32,602   $    29,218   $    27,153   $   120,344   $   126,509
                                                            ============  ============  ============  ============  ===========

Owners Earnings (b)
--------------------                                                                                     Year         Year
(In thousands)                                                          Three Months Ended               Ended        Ended
                                                                       --------------------             -------      -------
                                                               Dec-04        Mar-05        Jun-05        Dec-03       Dec-04
                                                            ------------  ------------  ------------  ------------  -----------

Net cash flow provided by operating activities . . . . . .  $    28,169   $     2,023   $    24,845   $    91,417   $    85,277

Capital expenditures, net. . . . . . . . . . . . . . . . .        5,322         2,990         4,058        10,704         8,534
                                                            ------------  ------------  ------------  ------------  -----------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $    22,847         ($967)  $    20,787   $    80,713   $    76,743
                                                            ============  ============  ============  ============  ===========


Adjustment for Bond Interest assumed to be paid quarterly
-----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $    22,847         ($967)  $    20,787   $    80,713   $    76,743
Assumed if Bond Interest was paid quarterly. . . . . . . .       (6,900)        6,900        (6,900)            -             -
                                                            ------------  ------------  ------------  ------------  -----------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $    15,947   $     5,933   $    13,887   $    80,713   $    76,743
                                                            ============  ============  ============  ============  ===========


(a)  as  a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before
Special  Charges"  and  "Owners  Earnings"  are  not intended to represent Net Earnings (loss) or Net Cash Flow From Operating
Activities  as  defined  by Generally Accepted Accounting Principles.  These measurements should not be used as an alternative to  Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to  similarly  titled  measures  used  by  other  entities.  Management  believes that these measurements portray a meaningful measure  of  past  operating  performance  and  believes  these  measurements  play  an  important factor toward the growth of shareholder  value  over  time.